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EXHIBIT 10.5
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                                FIRST AMENDMENT
                                      TO
                           FLORIDA STEEL CORPORATION
                             EQUITY OWNERSHIP PLAN

     This First Amendment to the Florida Steel Corporation Equity Ownership Plan (the "Plan") is made and entered into by AmeriSteel Corporation (the "Company", which was formerly known as "Florida Steel Corporation") this 1/st/ day of April, 1996.

                              W I T N E S S E T H:

     WHEREAS, the Company has previously adopted the Plan; and

     WHEREAS, Section 10.3 of the Plan authorizes the Company to amend the Plan at any time with the approval of the Company's Board of Directors; and

     WHEREAS, the Company desires to amend the Plan in certain respects.

     NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as follows:

     1. Section 1.1 of the Plan is hereby amended in its entirety to read as follows:

              1.1      Establishment. AmeriSteel Corporation, a Florida
                       -------------
                       corporation, (the "Company") hereby establishes an incentive compensation plan to be known as the "AmeriSteel Equity Ownership Plan" (the "Plan").

     2. Section 2.1.7 of the Plan is hereby amended in its entirety to read as follows

              2.1.7    "Company" shall mean AmeriSteel Corporation, a Florida
                        -------
     corporation, and its successors.


     3. Section 2.1.16 of the Plan is hereby amended in its entirety to read as follows:

              2.1.16   "Plan" shall mean the AmeriSteel Equity Ownership Plan,
                        ----
     as set forth herein and as amended from time to time.
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     4.       Section 5.6.1 of the Plan is hereby amended in its entirety to read as follows:

              5.6.1 Unless otherwise specified by the Board of Directors, each ISO shall be exercisable, in whole or in part, only in accordance with the following chart:


                 ---------------------------------------- ----------------------
                                                          Percentage of Shares
                          Number of Years from                 Exercisable
                         Date Option is Granted

                 ---------------------------------------- ----------------------
                            Less than 2 years                         0%
                 ---------------------------------------- ----------------------
                      2 years but less than 3 years              33 1/3%
                 ---------------------------------------- ----------------------
                      3 years but less than 4 years              66 2/3%
                 ---------------------------------------- ----------------------
                             4 years or more                        100%
                 ---------------------------------------- ----------------------

     5. Section 5.6.4 of the Plan is hereby amended in its entirety to read as follows:

              5.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of ISOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart would permit.

     6. Section 6.6.1 of the Plan is hereby amended in its entirety to read as follows:

              6.6.1 Unless otherwise specified by the Board of Directors, each NSO shall be exercisable, in whole or in part, only in accordance with the following chart:

             --------------------------------------- ------------------------
                                                          Percentage of
                    Number of Years from                     Shares
                    Date Option is Granted                 Exercisable

             --------------------------------------- ------------------------
                       Less than 2 years                            0%
             --------------------------------------- ------------------------
                   2 years but less than 3 years               33 1/3%
             --------------------------------------- ------------------------
                   3 years but less than 4 years               66 2/3%
             --------------------------------------- ------------------------
                         4 years or more                          100%
             --------------------------------------- ------------------------
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     7.   Section 6.6.4 of the Plan is hereby amended in its entirety to read as follows:

          6.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of NSOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart would permit.

     IN WITNESS WHEREOF, the foregoing First Amendment is Adopted by the
     Company.

     AMERISTEEL CORPORATION

     By:   /s/  Thomas G. Creed
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